EXHIBIT A

POWER OF ATTORNEY

          The undersigned do hereby authorize Mr. Lawrence F. Lyles to on our behalf make a filing to the U.S. Securities and Exchange Commission ("SEC") following the acquisition on November 8, 2000, of 5,069,271 shares of common stock of OZ.COM (the "Issuer"), and to make all subsequent filings with the SEC as may be necessary in connection with the undersigned's subsequent holdings, transactions, acquisitions and dispositions of the Issuer's securities.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make filings with the SEC with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of November 30, 2000.

TELEFONAKTIEBOLAGET LM ERICSSON (publ)

By: Name: Title:	/s/ Carl Olof Blomqvist Carl Olof Blomqvist Senior Vice President & General Counsel

By: Name: Title:	/s/ Stephan Almqvist Stephan Almqvist Senior Vice President

________________________________________________________________________

POWER OF ATTORNEY

          The undersigned does hereby authorize Mr. Lawrence F. Lyles to on our behalf make a filing to the U.S. Securities and Exchange Commission ("SEC") following the acquisition on November 8, 2000, of 5,069,271 shares of common stock of OZ.COM (the "Issuer"), and to make all subsequent filings with the SEC as may be necessary in connection with the undersigned's subsequent holdings, transactions, acquisitions and dispositions of the Issuer's securities.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make filings with the SEC with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 30, 2000.

LM ERICSSON HOLDING AB

By: Name: Title:	/s/ Carl Olof Blomqvist Carl Olof Blomqvist Senior Vice President & General Counsel

By: Name: Title:	/s/ Yngve Broberg Yngve Broberg Financial Manager

_________________________________________________________________________

POWER OF ATTORNEY

          The undersigned does hereby authorize Mr. Lawrence F. Lyles to on our behalf make a filing to the U.S. Securities and Exchange Commission ("SEC") following the acquisition on November 8, 2000, of 5,069,271 shares of common stock of OZ.COM (the "Issuer"), and to make all subsequent filings with the SEC as may be necessary in connection with the undersigned's subsequent holdings, transactions, acquisitions and dispositions of the Issuer's securities.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make filings with the SEC with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 5th, 2000.

ERICSSON HOLDING INTERNATIONAL B.V.

By: Name: Title:	/s/ L.L. de Hoon L.L. de Hoon President

________________________________________________________________________

POWER OF ATTORNEY

          The undersigned does hereby authorize Mr. Lawrence F. Lyles to on our behalf make a filing to the U.S. Securities and Exchange Commission ("SEC") following the acquisition on November 8, 2000, of 5,069,271 shares of common stock of OZ.COM (the "Issuer"), and to make all subsequent filings with the SEC as may be necessary in connection with the undersigned's subsequent holdings, transactions, acquisitions and dispositions of the Issuer's securities.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make filings with the SEC with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 4, 2000.

ERICSSON CANADA INC.

By: Name: Title:	/s/ Mike Sisto Mike Sisto Assistant Secretary

By: Name: Title:	/s/ David W. Williams David W. Williams General Counsel and Secretary